Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly Report of Kushi Resources, Inc. (the "Company") on Form 10-Q for the period ended August 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kelly T. Hickel, Chief Executive Officer and principal financial officer, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                                   October 20, 2009

                                                                   /s/ Kelly T. Hickel
                                                                  --------------------------------------
                                                                   Kelly T. Hickel
                                                                   Chief Executive Officer
                                                                   Principal Financial Officer